UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2013

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2013, IHS Inc. (“IHS”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among IHS, R. L. Polk & Co. (the “Company”) and the individuals and entities identified as Sellers on the signature pages thereto, pursuant to which IHS will purchase all of the issued and outstanding shares of common stock of the Company. The purchase price to be paid by IHS is $1.4 billion payable in cash and stock. The $1.4 billion transaction will be funded with 10 percent equity and the remainder with cash on hand, cash from an existing revolver and a new bank term loan. Simultaneously with entering into the Purchase Agreement, IHS obtained an executed financing commitment with JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. for a term loan in the principal amount of $680 million.

The Purchase Agreement contains customary representations and warranties and covenants by each of the parties. Consummation of the acquisition is conditioned on antitrust clearance pursuant to the Hart-Scott-Rodino Act and certain other customary closing conditions.

The foregoing summary of the material terms of the Purchase Agreement is qualified by reference to the Purchase Agreement, a copy of which will be filed with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

IHS issued a media release on June 10, 2013 announcing the signing of the Purchase Agreement. In addition, the release provides instructions for accessing a call at 6 a.m. (MDT), 8:00 a.m. (EDT) on June 10, 2013, that is open to the public. During that call, the IHS management team will discuss the proposed acquisition by IHS. Additionally, the investor presentation which will be discussed on the call is filed with this Form 8-K. The call will be recorded and will be available for replay on the IHS website at www.ihs.com and the investor presentation is available on the website as well. A copy of the media release is filed as Exhibit 99.1 and a copy of the investor presentation is filed as Exhibit 99.2, both of which are incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Media Release dated June 10, 2013.

99.2 Investor presentation dated June 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: June 10, 2013	By:	/s/ Stephen Green
Name: Stephen Green
Title: Executive Vice President, Legal and Corporate Secretary